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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our Report dated January 26, 1999 included in this Form 10-K into the Registration Statements on Form S-8 (Nos. 333-33573, 333-64013 and 333-68173) of New Era of Networks, Inc.

                                            ARTHUR ANDERSEN LLP

Denver, Colorado
March 26, 1999.